UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 25, 2017, National Mentor Holdings, Inc. (“NMHI”) and NMH Holdings, LLC (“NMHH”), wholly-owned subsidiaries of Civitas Solutions, Inc. (the “Company”), and certain subsidiaries of NMHI, as guarantors (the “Guarantors”), entered into Amendment No. 5 (the “Repricing Amendment”) to the Credit Agreement, dated as of January 31, 2014 (as amended from time to time, the “Senior Credit Agreement”), by and among NMHI, NMHH, the Guarantors and Barclays Bank PLC, as administrative agent.

The Repricing Amendment decreased the applicable interest margin for the Tranche B Term Loans under the Senior Credit Agreement by 25 basis points for both ABR borrowings and Eurodollar borrowings, and reduced the Eurodollar floor by 25 basis points. As a result, the applicable margin for Tranche B Term Loans designated as ABR borrowings will be 2.00% and the applicable margin for Tranche B Term Loans designated as Eurodollar borrowings will be 3.00% (subject to a 0.75% Eurodollar floor). The interest rate for the revolving credit facility under the Senior Credit Agreement remains unchanged. The Repricing Amendment also reset the period during which a 1.0% prepayment premium may be required for a “Repricing Transaction” (as defined in the Senior Credit Agreement) until one year after the effective date of the Repricing Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 5 to the to the Credit Agreement, dated as of May 25, 2017, among NMH Holdings, LLC, as parent guarantor, National Mentor Holdings, Inc. as borrower, certain subsidiaries of National Mentor Holdings, Inc. party thereto, as guarantors, the lenders party thereto and Barclays Bank PLC, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIVITAS SOLUTIONS, INC.

By:	/s/ Bruce F. Nardella
Bruce F. Nardella
Chairman, Chief Executive Officer and President

Date: May 26, 2017

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 5 to the to the Credit Agreement, dated as of May 25, 2017, among NMH Holdings, LLC, as parent guarantor, National Mentor Holdings, Inc. as borrower, certain subsidiaries of National Mentor Holdings, Inc. party thereto, as guarantors, the lenders party thereto and Barclays Bank PLC, as administrative agent.